U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 16, 2003



                             NUCLEAR SOLUTIONS, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                        0-31959                   88-0433815
------------------------          -------------------        -------------------
(State of Incorporation)          Commission File No.          (IRS Employer
                                                             Identification No.)



1050 Connecticut Ave., N.W. Ste.1000, Washington,D.C.              20036
-----------------------------------------------------           -----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, ( 202 )   787  -  1951
                                -----   -----    ----



                     (Registrant's former name and address)

Item 5.  Other Events and Regulation FD Disclosure

         New Mailing Address Change
         --------------------------

         Our new corporate mailing address is 5505 Connecticut Ave., N.W., #191, Washington, D.C. 20015. Our new telephone number is (202) 787-1951. Our facsimile transmission number is (202) 318-2487.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Nuclear Solutions, Inc.
Dated: December 16, 2003


                                                          /s/ Patrick Herda
                                                         -----------------------
                                                         By: Patrick Herda
                                                         Title:President